Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Openwave Systems Inc. on Form 10-K for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Donald Listwin, as Chief Executive Officer of Openwave Systems Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of Openwave Systems Inc.

Date: September 30, 2002
By:	/s/ DONALD LISTWIN
Donald Listwin Chairman, President and Chief Executive Officer

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Openwave Systems Inc. for purposes of §18 of the Securities Exchange Act of 1934, as amended.

In connection with the Annual Report of Openwave Systems Inc. on Form 10-K for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alan Black, as Chief Financial Officer of Openwave Systems Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of Openwave Systems Inc.

Date: September 30, 2002

By:	/s/ ALAN BLACK
Alan Black Senior Vice President, Corporate Affairs and Chief Financial Officer

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Openwave Systems Inc. for purposes of §18 of the Securities Exchange Act of 1934, as amended.